UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________
FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 04, 2021
____________________________
Tandem Diabetes Care, Inc.
(Exact name of registrant as specified in its charter)
____________________________

Delaware		001-36189	20-4327508
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
11075 Roselle Street			92121
San Diego	California		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 366-6900
N/A
(Former name or former address, if changed since last report)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TNDM	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
____________________________

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 4, 2021, the Board of Directors (the “Board”) of Tandem Diabetes Care, Inc. (the “Company”) adopted a Certificate of Amendment of the Amended and Restated Bylaws of the Company (the “Bylaw Amendment”) to implement a majority voting standard. Pursuant to the majority voting standard, in uncontested elections directors shall be elected by the affirmative vote of a majority of the votes cast by the shares present in person, by remote communication, or by proxy at a meeting of stockholders. In contested elections, which are elections where the number of director nominees exceeds the number of directors to be elected at a meeting, directors will continue to be elected by a plurality of the votes cast at the meeting. A “majority of the votes cast” means the number of shares voted “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election. Under the majority voting standard, if a director nominee in an uncontested election fails to receive the affirmative vote of a majority of the votes cast in his or her election, such nominee shall promptly tender his or her resignation to the Board, and the Board shall act on the tendered resignation no later than 90 days following certification of the election results. The Board shall also publicly disclose its decision regarding the tendered resignation and the rationale behind its decision.

The foregoing description of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaw Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
3.1	Certificate of Amendment of the Amended and Restated Bylaws of Tandem Diabetes Care, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tandem Diabetes Care, Inc.

By:	/s/ David B. Berger
David B. Berger
Executive Vice President, Chief Business Operations & Compliance Officer
Date: February 8, 2021

3